JULY 17, 2008 FINANCIAL RESULTS 2Q08

Bear Stearns Merger-Related Items

- No extraordinary gain
- Merger-related items of ($540mm) are reported in Corporate
  - Equity interest net losses[1] of ($423mm) (after-tax)
  - Other merger-related items of ($117mm) (after-tax)
  - Remaining post-2Q08 merger-related costs of approximately $500mm (after-tax)
- Results of ongoing business from Bear Stearns transaction are reflected in Investment Bank and Asset Management from May 30th going forward
- Expect Bear Stearns' units to contribute $1B +/- annualized run rate net income by year-end 2009
- Riskiness of Bear Stearns' balance sheet substantially reduced since announcement
  - Risk weighted assets were reduced ~45%
  - VAR was reduced ~70%

$ in millions	Pretax income	Net income	EPS
Managed income	$3,216	$2,003	$0.54
Bear Stearns merger-related items	(611)	(540)	(0.15)
Results excl. Bear Stearns merger-related items	**$3,827**	**$2,543**	

[1] Equity interest net losses related to JPM 49.4% ownership of Bear Stearns from 4/8/08 through 5/30/08

FINANCIAL RESULTS
JPMorganChase
1

2Q08 Financial highlights FINANCIAL RESULTS . Net income of $2.0B . Excluding $540mm after-tax loss from Bear Stearns merger-related items, net income of $2.5B . Increased credit reserves by $1.3B firmwide; loan loss allowance coverage of 2.86% for consumer businesses and 2.13% for wholesale businesses . Recorded markdowns of $1.1B in the Investment Bank, related to leveraged lending and mortgage-related positions . Continued to generate solid underlying business momentum: . Commercial Banking and Treasury & Securities Services delivered record earnings and revenue benefiting from continued double-digit growth in loans and deposits . Investment Bank ranked #1 for Global Investment Banking Fees for the first half of 2008 and #1 for Global Debt, Equity & Equity-related volumes for the first half of 2008 and the second quarter of 20081 . Retail Financial Services grew revenue by 15% . Completed the acquisition of The Bear Stearns Companies Inc. on May 30, 2008; integration progressing well . Tier 1 Capital remained strong at $98.7B, or 9.1% (estimated) 1 Source: Dealogic and Thomson Financial

2Q08 Managed Results1 FINANCIAL RESULTS $ in millions 2Q08 1Q08 2Q07 1Q08 2Q07 Results Excl. Bear Stearns Merger-Related Items Revenue (FTE)1 $20,098 $2,200 $279 12% 1% Credit Costs1 4,275 (830) 2,156 (16)% 102% Expense2 11,996 3,065 968 34% 9% Net Income 2,543 $170 ($1,691) 7% (40)% Bear Stearns Merger-Related Items (540) (540) (540) NM NM Reported Net Income $2,003 ($370) ($2,231) (16)% (53)% Reported EPS $0.54 ($0.14) ($0.66) (21)% (55)% ROE3 6% 8% 14% ROE Net of GW3 10% 12% 23% ROTCE3,4 10% 13% 26% $ O/(U) O/(U) % 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. Revenue is on a fully taxable-equivalent (FTE) basis. All references to credit costs refer to managed provision for credit losses 2 Includes merger costs of $64mm in 2Q07 3 Actual numbers for all periods, not over/under 4 See note 1 on slide 24

Investment Bank

$ in millions		$ O/(U)	
	2Q08	1Q08	2Q07
Revenue	$5,470	$2,459	($328)
Investment Banking Fees	1,735	529	(165)
Fixed Income Markets	2,347	1,881	(98)
Equity Markets	1,079	103	(170)
Credit Portfolio	309	(54)	105
Credit Costs	398	(220)	234
Expense	4,734	2,181	880
Net Income	$394	$481	($785)
Key Statistics[1]			
Overhead Ratio	87%	85%	66%
Comp/Revenue	57%	41%	45%
Allowance for loan losses to average loans[2]	3.19%	2.55%	1.76%
ROE[3]	7%	(2)%	23%
VAR ($mm)[4]	$142	$122	$110
EOP Equity ($B)	$26	$22	$21

[1] Actual numbers for all periods, not over/under
[2] Average loans include the impact of a loan extended to Bear Stearns during April and May. Excluding this facility, the ratio would have been 3.46% and 2.61% for 2Q08 and 1Q08, respectively
[3] Calculated based on average equity of $23B
[4] Average Trading and Credit Portfolio VAR

- Net income of $394mm on revenue of $5.5B
  - Includes June results for Bear Stearns
- IB fees of $1.7B were second highest quarterly performance, down 9% from prior year record
- Fixed Income Markets revenue of $2.3B, down 4% YoY reflecting:
  - Net markdowns of $696mm on leveraged lending funded and unfunded commitments
  - Net markdowns of $405mm on mortgage-related positions
  - Strong performance in rates, currencies, emerging markets and credit trading
  - Gain of $165mm from the widening of the firm's credit spread on certain structured liabilities
- Equity Markets revenue of $1.1B down 14% YoY, driven by weaker trading results offset partially by strong client revenue and a gain of $149mm from the widening of the firm's credit spread on certain structured liabilities
- Credit costs of $398mm were driven by increased allowance, reflecting a weakening credit environment
- Expense up 23% YoY driven predominantly by higher compensation expense and the impact of the Bear Stearns acquisition
- Results include a net benefit to income taxes from reduced deferred tax liabilities on overseas earnings

FINANCIAL RESULTS
JPMorganChase
4

Investment Bank—Fee and Market Share Performance

League Table Results

	Thomson Volumes[1]			
	1H08[2]		2007[2]	
	Rank	Share	Rank	Share
Global M&A Announced[3]	#3	27%	#4	27%
Global Debt, Equity & Equity-related	#1	9%	#2	8%
US Debt, Equity & Equity-related	#1	15%	#2	10%
Global Equity & Equity-related[3]	#1	11%	#2	9%
Global Converts	#1	13%	#1	15%
Global Long-term Debt[3]	#1	9%	#3	7%
Global Investment Grade Debt	#1	8%	#3	7%
Global High Yield Debt	#1	23%	#1	15%
US High Yield Debt	#1	23%	#1	16%
Global ABS (ex CDOs)	#1	17%	#2	9%
Global Loan Syndications	#1	13%	#1	13%

[1] Source: Thomson Financial
[2] 2007 league table rankings for heritage JPM only; 1H08 results reflect pro forma JPMorgan and Bear Stearns
[3] Market share and ranking for Global M&A for 2007 includes transactions withdrawn since 12/31/07, Global Equities includes rights offerings, and Global Long-Term Debt includes ABS, MBS and Tax Municipals
[4] Source: Dealogic
Note: 1H08 rankings are as of 6/30/08; 2007 represents full year

- Ranked #1 in the four most important league tables for capital raising for the first time in our history for both the second quarter and the first half of 2008[1]
  - Global Debt, Equity & Equity-related
  - Global Equity & Equity-related
  - Global Debt
  - Global Loans
- Ranked #1 in global fees[4] in first half of 2008

FINANCIAL RESULTS
JPMorganChase
5

IB Key Risk Exposures Leveraged Lending and Level 3 FINANCIAL RESULTS Leveraged Lending . $22.5B of total commitments (funded and unfunded) at 3/31/08 -$18.3B of legacy and $4.2B of current commitments . Markdowns of $696mm, net of hedges, for the quarter on the remaining legacy commitments of $16.3B; $2.6B of current commitments at 6/30/08 . $16.3B of legacy commitments with gross markdowns of $3.3B, or 20% at 6/30/08; market value at 6/30/08 of $13B . $18.3B of legacy commitments at 3/31/08 . $1.9B Bear Stearns legacy commitments . ($3.9B) sold, or 19% of combined exposure, inclusive of Bear Stearns . $16.3B of legacy commitments at 6/30/08 classified as held-for-sale . Valuations are deal specific and result in a wide range of pricing levels; markdowns represent best indication of prices at 6/30/08 Level 3 Assets . Firm-wide Level 3 assets are expected to increase from 6% to 7% +/-of total firm-wide assets in 2Q08 . Increase is driven by the acquisition of Bear Stearns, but reflects the impact of de-risking Note: $9.3B total commitments at 6/30/08 classified as held-for-investment

IB Key Risk Exposures Mortgage-related FINANCIAL RESULTS $ in billions JPM JPM+BSC Exposure Exposure 3/31/2008 3/31/2008 Reduction 6/30/2008 Prime $7.1 $11.2 ($2.3) $8.9 Alt-A 5.7 13.8 (3.2) 10.6 Subprime 1.9 2.4 (0.5) 1.9 Subtotal Residential $14.7 $27.4 ($6.0) $21.4 CMBS 13.5 18.4 (6.8) 11.6 Mortgage Exposure $28.2 $45.8 ($12.8) $33.0 . 2Q08 reductions of 28% on mortgage-related exposures . Mortgage-related 2Q08 markdowns of $405mm, net of hedges . Prime exposure of $8.9B -securities of $7.6B, mostly AAA-rated and $1.3B of first lien mortgages . Alt-A exposure of $10.6B -securities of $4.6B, mostly AAA-rated and $6.0B of first lien mortgages . Subprime exposure of $1.9B, actively hedged . CMBS exposure of $11.6B, actively hedged . Securities of $4.4B, of which 53% are AAA-rated and $7.2B of first lien mortgages — 30% / 70% fixed vs. floating-rate securities

Bear Stearns Merger Integration FINANCIAL RESULTS People . Completed majority of people selection decisions as of merger close on 5/30/08 . 7,000 Bear Stearns employees have been identified for retention . Talent Network has been successful in identifying internal and external job opportunities for employees in transition Infrastructure . Investment Bank headquarters will be re-located to the Bear Stearns Madison Avenue property . Completed technical Day 1 activities . Developed detailed approach to ongoing integration activities . Day 1A — One Face to the Market (6/08 — 12/08) — Migration of customers/positions to single platform . Day 1B — End-state Operating Model (7/08 — 12/09) — Integration of business platforms and processes, deployment of General Ledger bridge and Legal Entity consolidation . Day 2 — Broker Dealer Merger (10/08) Risk . New risk limits and risk measures for BSC activity have been set for all businesses to match the appetite of the combined firm . Riskiness of BSC balance sheet substantially reduced since announcement. BSC VAR down ~70% . GAAP assets down to $185mm at 6/30/08 from $346mm at 3/31/08 . RWA is down to $125mm at 6/30/08 from $221mm at 3/31/08 . RWA calculated under Basel I rules as applied by JPM

Retail Financial Services—Drivers

Key Statistics[1] - $ in billions

	2Q08	1Q08	2Q07
Regional Banking			
Average Deposits	$213.9	$214.3	$207.3
Checking Accts (mm)	11.3	11.1	10.4
# of Branches	3,157	3,146	3,089
# of ATMs	9,310	9,237	8,649
Investment Sales ($mm)	$5,211	$4,084	$5,117
Home Equity Originations	$5.3	$6.7	$14.6
Avg Home Equity Loans Owned	$95.1	$95.0	$89.2
Avg Mortgage Loans Owned[2,3]	$15.6	$15.8	$8.8
Mortgage Banking			
Mortgage Loan Originations	$56.1	$47.1	$44.1
3rd Party Mortgage Loans Svc'd	$659	$627	$572
Auto			
Auto Originations	$5.6	$7.2	$5.3
Avg Auto Loans and Leases	$47.0	$45.1	$42.8

[1] Actual numbers for all periods, not over/under
[2] Does not include held-for-sale loans
[3] Reflects predominantly subprime mortgage loans owned. As of 6/30/08, $35.5B of held-for-investment prime mortgage loans sourced by RFS are reflected in Corporate for reporting and risk management purposes. The economic benefits of these loans flow to RFS

- Average deposits up 3% YoY
- Branch production statistics YoY
  - Checking accounts up 9%
  - Credit card sales up 4%
  - Mortgage originations up 17%
  - Investment sales up 2%
- Home Equity originations down 64% YoY due to tighter underwriting standards
- Mortgage loan originations up 27% YoY
  - For 2Q08, greater than 90% of mortgage originations conformed to government standards
- 3rd party mortgage loans serviced up 15% YoY

FINANCIAL RESULTS

JPMorganChase

9

Retail Financial Services

$ in millions	2Q08	$ O/(U) 1Q08	$ O/(U) 2Q07
Net Interest Income	$3,055	$44	$382
Noninterest Revenue	1,960	269	276
Total Revenue	$5,015	$313	$658
Credit Costs	1,332	(1,160)	745
Expense	2,670	100	186
Net Income	$606	$833	($179)
Regional Banking	$354	$787	($275)
Consumer and Business Banking	674	129	88
Loan Portfolio/Other	(320)	658	(363)
Mortgage Banking	169	37	98
Auto Finance	$83	$9	($2)
Key Statistics[1]			
Overhead (excl. CDI)	51%	53%	54%
Net Charge-off Rate[2]	1.99%	1.71%	0.66%
Allowance for Loan Losses to EOP Loans	2.39%	2.28%	1.06%
ROE	14%	(5%)	20%

[1] Actual numbers for all periods, not over/under
[2] The net charge-off rate for 2Q08 and 1Q08 excluded $19mm and $14mm of charge-offs related to prime mortgage loans held by Treasury in the Corporate sector, respectively

- Net income of $606mm down 23% YoY, driven by increased credit costs offset largely by revenue growth in all businesses
- Revenue of $5.0B up 15% YoY
- Credit costs in 2Q08 include a $430mm addition to allowance due to increases in subprime and prime mortgage, and higher net charge-offs for all major product segments
  - Current allowance for loan losses is sufficient to cover annual net charge-offs of $4.5B
  - An additional provision for prime mortgage loans of $170mm has been reflected in the Corporate segment. Certain prime mortgage loans are retained in the Corporate segment
- Expense growth of 7% YoY reflects higher mortgage production and servicing expense and investments in retail distribution
- Regional Banking net income of $354mm, down 44% YoY, reflecting a significant increase in credit costs
  - Net revenue of $3.6B was up 10% YoY, due to higher loan balances, wider deposit spreads and higher deposit-related fees and balances
- Mortgage Banking net income of $169mm was up significantly YoY driven by higher production and servicing revenue offset partially by higher expense
- Auto Finance net income of $83mm down 2% YoY

FINANCIAL RESULTS
JPMorganChase
10

Home Equity JPM 30-day Delinquency Trend Key Statistics 2Q08 1Q08 2Q07 2.25% EOP owned portfolio ($B) $95.1 $95.0 $91.0 2.00% Net charge-offs ($mm) $511 $447 $98 1.75% Net charge-off rate 2.16% 1.89% 0.44% 1.50% 1.25% 1.00% Sep-Dec-Mar-Jun-Oct-Jan-Apr-Aug-Nov-Feb-Jun05 050606 06 070707070808 Comments on Home Equity Portfolio . Significant underwriting changes made over the past year include elimination of stated income loans and state/MSA-based reductions in maximum CLTVs based on expected housing price trends. Maximum CLTVs now range from 50% to 85% . Minimal broker originations during 2Q08 . 2008 originations are expected to be down significantly from 2006-2007 levels . High CLTVs continue to perform poorly, exacerbated by housing price declines in key geographies FINANCIAL RESULTS Note: CLTV = Combined-Loan-to-Value. This metric represents how much equity the borrower has in the property

Subprime Mortgage JPM 30-day Delinquency Trend Key Statistics 20% EOP owned portfolio ($B)1 $14.8 $15.8 $8.7 15% EOP held-for-sale ($B) — — $3.2 10% Net charge-offs ($mm) $149 $26 Net charge-off rate 4.98% 3.82% 1.21% 5% 1 Excludes mortgage loans held in the Community Development loan portfolio 0% 2Q08 1Q08 2Q07 $192 Sep-Dec-Mar-Jun-Oct-Jan-Apr-Aug-Nov-Feb-Jun05 05 06 06 0607 07 07 07 08 08 Comments on Subprime Mortgage Portfolio . Portfolio experiencing credit deterioration as a result of risk layering and housing price declines . Additional underwriting changes have effectively eliminated new production in the current environment FINANCIAL RESULTS

Prime Mortgage

JPM 30-day Delinquency Trend


4.00%
3.00%
2.00%
1.00%
0.00%
Sep-05
Dec-05
Mar-06
Jun-06
Oct-06
Jan-07
Apr-07
Aug-07
Nov-07
Feb-08
Jun-08

Key Statistics

	2Q08	1Q08	2Q07
EOP balances in Corporate ($B)	$42.6	$41.1	$27.3
EOP balances in RFS[1] ($B)	4.6	4.0	3.9
Total EOP balances ($B)	$47.2	$45.1	$31.2
Corporate net charge-offs ($mm)	$84	$36	$3
RFS net charge-offs ($mm)	20	14	1
Total net charge-offs ($mm)	$104	$50	$4
Net charge-off rate (%)	0.91%	0.48%	0.05%

Comments on Prime Mortgage Portfolio

- Prime mortgage includes[2]:
  - $34.4B of jumbo mortgages
  - $2.5B of Alt-A mortgages
- Recent underwriting changes for non-conforming loans include:
  - Eliminated stated income/assets in wholesale and correspondent channels
  - Reduced maximum allowable CLTVs in all markets and set even tighter CLTV limits in markets with declining home prices

Note: CLTV = Combined-Loan-to-Value. This metric represents how much equity the borrower has in the property
[1] Includes Construction Loans and Loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by US government agencies
[2] $0.3B jumbo mortgages and $1.2B Alt-A mortgages are in warehouse

FINANCIAL RESULTS
JPMorganChase
13

Card Services (Managed) 2Q08 1Q08 2Q07 $ O/(U) $ in millions Revenue Credit Costs Expense Net Income $250Key Statistics ($B)1 Avg Outstandings EOP Outstandings Charge Volume Net Accts Opened (mm) Managed Margin Net Charge-Off Rate 30-Day Delinquency Rate ROO (pretax) ROE FINANCIAL RESULTS [1] Actual numbers for all periods, not over/under $3,775 2,194 1,185 $152.8 $155.4 $93.6 3.6 7.92% 4.98% 3.46% 1.04% 7% ($129) 524 (87) ($359) $153.6 $150.9 $85.4 3.4 8.34% 4.37% 3.66% 2.52% 17% $58 863 (3) ($509) $147.4 $148.0 $88.0 3.7 8.04% 3.62% 3.00% 3.26% 22% . Net income of $250mm down 67% YoY; decline in results driven by an increase in credit costs . Credit costs up 65% YoY, due to higher net charge-offs and an increase of $300mm in the allowance for loans losses . Average outstandings of $152.8B up 4% YoY and flat QoQ . Charge volume growth of 6% YoY reflects a 7% increase in sales volume . Revenue of $3.8B up 2% YoY . Managed margin decreased to 7.92% due to higher revenue reversals associated with higher net charge-offs and increased funding costs due to Prime/LIBOR compression . Expense of $1.2B flat YoY

Commercial Banking FINANCIAL RESULTS $ in millions 2Q08 1Q08 2Q07 $ O/(U) Revenue $1,106 43% 0.28% $39 $99 Middle Market Banking 708 2 55 Mid-Corporate Banking 235 28 38 Real Estate Banking 94 (3) (15) Other 69 12 21 Credit Costs 47 (54) 2 Expense 476 (9) (20) Net Income $63 $71 Key Statistics ($B)1 Avg Loans & Leases $71.1 $68.0 $59.8 Avg Liability Balances2 $99.4 $99.5 $84.2 $355 Overhead Ratio 45% 49% Net Charge-Off Rate 0.48% (0.05)% Allowance for loan losses 2.61% 2.65% 2.63% to average loans ROE 20% 17% 18% [1] Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities . Record net income of $355mm up 25% YoY, driven by record net revenue and lower expense . Average loans up 19% and liability balances up 18% YoY . Record revenue of $1.1B up 10% YoY with growth in all products . Record quarterly IB revenue, exceeding $1B annualized revenue target . Credit costs reflect growth in loan balances . Overhead ratio of 43% with expense down 4% YoY

Treasury & Securities Services 2Q08 1Q08 2Q07 $ O/(U) $ in millions Revenue Treasury Services 852 Worldwide Securities Svcs 1,167 $2,019 Expense 1,317 $106 $278 39 132 67 146 89 168 Net Income $425 $22 $73 Key Statistics1 Avg Liability Balances ($B)2 $268.3 Assets under Custody ($T) $15.5 Pretax Margin 33% ROE 49% TSS Firmwide Revenue $2,721 TS Firmwide Revenue $1,554 TSS Firmwide Avg Liab Bal ($B)2 $367.7 FINANCIAL RESULTS 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities $254.4 $217.5 $15.7 $15.2 34% 32% 46% 47% $2,598 $2,375 $1,498 $1,354 $353.8 $301.7 . Record net income of $425mm up 21% YoY . Pretax margin of 33% . Results include seasonal activity in securities lending and depositary receipts . Liability balances up 23% YoY . Assets under custody up 2% YoY . Record revenue up 16% YoY driven by: . Double-digit growth in both TS and WSS . Higher client volumes across businesses . WSS benefited from wider spreads in securities lending and higher levels of market volatility in foreign exchange driven by recent market conditions . Expense up 15% YoY driven by: . Increase related to business and volume growth . Investment in new product platforms

Asset Management

$ in millions		$ O/(U)	
	2Q08	1Q08	2Q07
Revenue	$2,064	$163	($73)
Private Bank	765	110	119
Retail	490	24	(112)
Institutional	472	(18)	(145)
Private Client Services	299	9	27
Bear Stearns Brokerage	38	38	38
Credit Costs	17	1	28
Expense	1,400	77	45
Net Income	$395	$39	($98)
Key Statistics ($B)[1]			
Assets under Management[2]	$1,185	$1,187	$1,109
Assets under Supervision[2]	$1,611	$1,569	$1,472
Average Loans[3]	$39.3	$36.6	$28.7
Average Deposits	$70.0	$68.2	$56.0
Pretax Margin	31%	30%	37%
ROE	31%	29%	53%

- Net income of $395mm down 20% YoY
  - Pretax margin of 31%
- Revenue of $2.1B down 3% YoY due to lower performance fees and the effect of lower markets offset partially by increased revenue from net asset flows, higher placement fees and the acquisition of Bear Stearns
- Assets under management of $1.2T, up 7% YoY, including growth of 9% in alternative assets
  - Bear Stearns AUM of $15B
  - Net AUM inflows of $110B for the past twelve months
- Varied global investment performance
  - 76% of mutual fund AUM ranked in first or second quartiles over past five years; 70% over past three years; 51% over one year
- Expense up 3% YoY, largely driven by the Bear Stearns acquisition and increased headcount, partially offset by lower performance-based compensation

[1] Actual numbers for all periods, not over/under
[2] Reflects $15B for assets under management and $68B for assets under supervision from Bear Stearns acquisition on 5/30/08
[3] Reflects the transfer in 2007 of held-for-investment prime mortgage loans from AM to Treasury within the Corporate segment

FINANCIAL RESULTS

JPMorganChase

17

Corporate/Private Equity FINANCIAL RESULTS Corporate/Private Equity Net Income -$ in millions 2Q08 1Q08 2Q07 $ O/(U) Private Equity $99 19 $42 ($603) Corporate excl. BSC merger-related items (951) 299 Bear Stearns merger-related items (540) (540) (540) Net Income1 ($422) ($1,449) ($804) Bear Stearns Merger-Related Items . After-tax merger-related items of ($540mm) consist of: . Equity interest net losses2 of ($423mm) (after-tax) . Other merger-related items of ($117mm) (after-tax) 1 Includes after-tax merger costs of $40mm in 2Q07 2 Equity interest net losses related to JPM 49.4% ownership of Bear Stearns from 4/8/08 through 5/30/08 Private Equity . Private Equity gains of $220mm in 2Q08 . EOP Private Equity portfolio of $7.7B . Represents 8.9% of shareholders’ equity less goodwill Corporate . Net income of $19mm . Results include a $414mm after-tax gain from the sale of MasterCard shares . 2Q08 credit costs include $157mm (after-tax) for addition to allowance for loan losses and net charge-offs for prime mortgage portfolio

Capital Management FINANCIAL RESULTS $ in billions 2Q08 1Q08 2Q07 Tier 1 Capital1 $98.7 $89.6 $85.1 Tangible Common Equity2 $75.5 $74.0 $67.3 Risk Weighted Assets1 $1,083.2 $1,075.7 $1,016.0 Tangible Assets $1,724.0 $1,591.2 $1,406.1 Tier 1 Capital Ratio1 9.1% 8.3% 8.4% Total Capital Ratio1 13.5% 12.5% 12.0% Tier 1 Leverage Ratio1 6.4% 5.9% 6.2% Tangible Common Equity/Tangible Assets 4.4% 4.6% 4.8% TCE/Managed RWA1,2 7.6% 6.8% 6.5% 1 Estimated for 2Q08 2 See note 1 on slide 24

3Q08 Outlook Investment Bank Treasury and Security Services . Continued lower earnings is a reasonable expectation . Strong loan reserves; credit is idiosyncratic . Balance sheet risks remain Retail Financial Services . Solid underlying growth . Continued deterioration in home equity, subprime and prime mortgage . Potential for higher costs reflecting continued mortgage deterioration -increased loan repurchases and reinsurance losses Card Services . Expect losses of approximately 5%+ in 2H08; possibly averaging 6% in 2009 . Pressure on charge volume and outstandings growth Commercial Banking . Good underlying growth . Strong reserves but credit expected to continue trending toward normalized levels . Good underlying growth, which includes benefit of recent market conditions . 2Q08 results include benefit of dividend season Asset Management . Management and performance fees will be impacted by market levels Corporate/Private Equity . Private Equity . Realized gains of $100mm +/ . Bear Stearns . Remaining post-2Q08 merger-related costs of approximately $500mm (after-tax) . Corporate . Net quarterly loss of $50-$100mm on average is still reasonable except for: — Prime mortgage credit costs are incremental and deteriorating — Investment portfolio volatility FINANCIAL RESULTS

A P P E N D I X A P P E N D I X FINANCIAL RESULTS

Significant Items Pretax After-tax EPS Results excl. Bear Stearns merger-related items $3,827 $2,543 Net Income $ in millions Addition to credit allowance Wholesale (464) (288) (0.08) Consumer (861) (534) (0.15) IB markdowns (1,101) (683) (0.19) Sale of MasterCard shares $668 $414 $0.12 FINANCIAL RESULTS

Bear Stearns Extraordinary Gain $ in millions 5/12/2008 Change 6/30/2008 BSC Capital at 2/29/08 Transaction-related costs (after-tax) . Operating losses . Credit market dislocation/de-risking . Minimal client revenue flow coupled with operating expense base . Valuation adjustments . Other misc. merger reserves and adjustments . Restructuring charges $11,500 Increase Relatively Flat Increase Relatively Flat $11,500 Total transaction-related costs (9,000) (10,500) Purchase price $1,500 $1,500 Total extraordinary gain $1,000 — FINANCIAL RESULTS

FINANCIAL RESULTS Notes on non-GAAP financial measures and forward-looking statements This presentation includes non-GAAP financial measures. 1. TCE as used on slide 3 for purposes of a return on tangible common equity and presented as Tangible Common Equity on slide 19 (line 2) is defined as common stockholders’ equity less identifiable intangible assets (other than MSRs) and goodwill. TCE as used in slide 19 (line 8) in the TCE/Managed RWA ratio, which is used for purposes of a capital strength calculation, is defined as common stockholders’ equity plus a portion of preferred stock and junior subordinated notes (which have certain equity-like characteristics due to their subordinated and long-term nature) less identifiable intangible assets (other than MSRs) and goodwill. For 2Q08, the identifiable intanagible assets and goodwill are deducted net of deferred tax liabilities related to identifiable intangibles created in nontaxable transactions and deferred tax liabilities related to tax deductible goodwill. The latter definition of TCE is used by the firm and some analysts and creditors of the firm when analyzing the firm’s capital strength. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies. 2. Financial results are presented on a managed basis, as such basis is described in the firm’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 and in the Annual Report on Form 10-K for the year ended December 31, 2007. 3. All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information. Additional information concerning such non-GAAP financial measures can be found in the above-referenced filings, to which reference is hereby made. Forward looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 and Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission and available on JPMorgan Chase’s website (www.jprmogranchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.